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Exhibit 32.1

CERTIFICATIONS PURSUANT

TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the

Quarterly Report on Form

10-Q for the quarter

ended September 30, 2020

of Everest Re
Group, Ltd.,

a company

organized under

the laws

of Bermuda

(the “Company”), filed

with the

Securities and
Exchange Commission on

the date hereof

(the “Report”), the undersigned

hereby certify,

pursuant to 18

U.S.C.
ss. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The

Report fully complies with the requirements

of section 13(a) of the Securities Exchange Act of
1934, and

2. The

information contained

in the

Report fairly

presents, in

all material

respects, the

financial
condition and results of operations of the Company.

November 9, 2020

/S/ JUAN C. ANDRADE
Juan C. Andrade
President and
Chief Executive Officer

/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and
Chief Financial Officer